Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Net income for the year	$ 435,121	$ 8,877	$ 98,999
Other comprehensive income:
Unrealized gain / (loss) on cash flow hedges, net (Notes 19 and 21)	6,799	(6,806)	(5,816)
Effective portion of changes in fair value of cash flow hedges (Notes 19 and 21)	(1,136)	0	0
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Depreciation (Note 21)	63	63	63
Other comprehensive income / (loss) for the year	5,726	(6,743)	(5,753)
Total comprehensive income for the year	$ 440,847	$ 2,134	$ 93,246